SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 24, 2013

TRUETT-HURST, INC.

______________

(Exact name of registrant as specified in its charter)

Delaware	333-187164	46-1561499
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4035 Westside Road, Healdsburg, CA 95448
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (707) 433-9545

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On September 24, 2013, Truett-Hurst Inc. (NASDAQ: THST) announced its financial results for the 2013 fiscal year ended June 30, 2013.  A copy of Truett-Hurst Inc.’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

The exhibit listed below is furnished pursuant to Item 2.02 hereof and shall not be deemed “filed” under the Securities Exchange Act of 1934.

99.1	Press release issued by Truett-Hurst, Inc. on September 24, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Truett-Hurst Inc.

By:	/s/ James D. Bielenberg
James D. Bielenberg
Chief Financial Officer
Date: September 24, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1*	Press release issued by Truett-Hurst, Inc. on September 24, 2013.

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934.